UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2015

BREEZER VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-129229	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ROOM 1707, 17TH FLOOR, CTS CENTER 219 ZHONG SHAW WU ROAD GUANGZHOU	F4 510030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 14, 2015, Tang Xu resigned as Chief Executive Officer, Principal Executive Officer, President and Secretary and as a member of the Board of Directors. Tang Xu’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On October 14, 2015, Ali Hussein El-dirani Khirdahi was appointed as Chief Executive Officer, Principal Executive Officer, President and Secretary and as a member of the Board of Directors.

Item 8.01 Other Events/Information

The Company announces that it has moved corporate location, and its new corporate address and phone number are:

Business Address:

San Francisco Bay, Torre 200, Apt 25D, Panama City, Panama

Phone: 507-6551-0230

Mailing Address:

San Francisco Bay, Torre 200, Apt 25D, Panama City, Panama

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2015

BREEZER VENTURES INC.

By: /s/ Ali Hussein El-dirani Khirdahi

Name: Ali Hussein El-dirani Khirdahi

Title: Chief Executive Officer and Chief Financial Officer